UNITED MOBILE HOMES, INC.
                        125 Wyckoff Road
                  Eatontown, New Jersey  07724

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       Notice is hereby given that the Annual Meeting of Shareholders of United Mobile Homes, Inc. (the Company) will be held on Thursday, May 29, 1997, at 4:00 p.m. at the offices of the Company on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

   1. To elect nine Directors, the names of whom are set forth in the accompanying proxy statement, to serve for the ensuing year; and

   2. To approve the selection by the  Board of Directors of KPMG
      Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1997; and

   3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The record books containing the records of the last meeting of shareholders, and the records of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on April 15, 1997 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Ernest V. Bencivenga
                                       ERNEST V. BENCIVENGA
                                             Secretary
April 18, 1997

                     YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" Proposals 1 and 2 listed above.

                    UNITED MOBILE HOMES, INC.
                        125 Wyckoff Road
                       Post Office Box 335
                   Eatontown, New Jersey 07724

                         PROXY STATEMENT
                 Annual Meeting of Shareholders
                          May 29, 1997


             SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Mobile Homes, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on May 29, 1997, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are being distributed on or about April 18, 1997 to shareholders of record April 15, 1997.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

     Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. It is contemplated that the original solicitation of proxies by mail will be supplemented by telephone, telegraph and personal solicitation by officers, directors and other regular or part-time employees of the Company and no additional compensation will be paid to such individuals, except for brokers' and nominees' out-of-pocket expenses.

                          VOTING RIGHTS

      Only holders of the Company's $.10 par value common stock (Common Stock) of record as of the close of business on April 15, 1997, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 6,533,367 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

      It is proposed to elect a Board of nine Directors. The proxy will be voted for the election of the nine nominees named below, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said nine nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the nine nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and Monmouth Real Estate Investment Corporation, both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for United Mobile Homes, Inc. In most respects, the activities of the Company, Monmouth Real Estate Investment Corporation and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met four times during the last fiscal year. No Directors attended fewer than 75% of the meetings.

      The  Company has a standing Audit Committee, a Stock Option
Committee and a Compensation Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met once during the last fiscal year. Robert Anderson and Charles P. Kaempffer are members of the Audit Committee.

      The Compensation Committee, which makes recommendations to the Directors concerning compensation, met once during the last fiscal year. Richard H. Molke and Eugene Rothenberg, M.D. are members of the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock Option Plan, met once during the last fiscal year.  Charles
P. Kaempffer, Richard H. Molke and Eugene Rothenberg, M.D. are members of the Stock Option Committee.

                         NOMINEES FOR DIRECTOR


                          Present Position with the Company;
                           Business Experience During Past           Director
Nominee; Age               Five Years; Other Directorships            Since
_____________________________________________________________________________

Robert Anderson         Director.  Vice President (1973 to present)   1980
(74)                    of David Cronheim Company; past President
                        of Industrial Real Estate Brokers Associa-tion of New York and New Jersey.

Ernest V. Bencivenga    Secretary/Treasurer (1984 to present),        1969
(79)                    Treasurer (1969 to 1984) and Director.
                        Financial Consultant(1976 to present);
                        Treasurer and Director (1961 to present) and Secretary (1967 to present) of Monmouth
                        Capital Corporation; Treasurer and Director
                        (1968 to present) of Monmouth Real Estate
                        Investment Corporation.

Anna T. Chew            Vice President and Chief Financial Officer    1994
(38)                    (1995 to present), Controller (1991 to 1995)
                        and Director. Certified Public Accountant;
                        Controller (1991 to present)and Director
                        (1993 to present) of Monmouth Real Estate
                        Investment Corporation; Controller (1991 to present) and Director (1994 to present) of Monmouth Capital Corporation; Senior
                        Manager (1987 to 1991) of KPMG Peat Marwick.

Charles P. Kaempffer    Director.  Investor; Director (1970 to       1969
(59)                    present) of     Monmouth CapitalCorporation;
                        Director (1974 to present) of Monmouth Real
                        Estate Investment    Corporation; Director
                        (1989 to 1996) of Sovereign Community Bank
                        (formerly Colonial Bank).

Eugene W. Landy         Chairman of the Board (1995 to present),     1969
(63)                    President (1969 to 1995) and Director.
                        Attorney at Law, Landy & Landy; President and Director (1961 to present) of Monmouth
                        Capital Corporation; President and Director
                        (1968 to present) of Monmouth Real Estate
                        Investment Corporation.

Samuel A. Landy         President (1995 to present), Vice President  1992
(36)                    (1991 to 1995) and Director.  Attorney at
                        Law, Landy & Landy (1987 to present);
                        Director (1989 to present)of Monmouth Real
                        Estate Investment Corporation; Director
                        (1994 to present) of Monmouth Capital
                        Corporation.

Richard H. Molke        Director.  Vice President (1984 to present)  1986
(70)                    of Remsco Associates, Inc., a construction
                        firm.

                         Present Position with the Company;
                     Business Experience During Past Five Years;     Director
Nominee; Age                  Other Directorships                     Since
-----------------------------------------------------------------------------
Eugene Rothenberg, M.D.Director.  Obstetrician and Gynecologist;       1977
(64)                   Investor.

Robert G. Sampson      Director.  Investor; Director (1963 to          1969
(71)                   present) of Monmouth Capital Corporation;
                       Director (1968 to present) of Monmouth Real
                       Estate Investment Corporation; Director
                       (1972 to 1993) of United Jersey Bank;General
                       Partner (1983 to present) of Sampco, Ltd., an investment group.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS


      It is proposed to approve the appointment of KPMG Peat Marwick LLP as Independent Auditors for the Company for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 1997, and shareholder approval of said appointment is requested. KPMG Peat Marwick LLP served as Independent Auditors of the Company since 1994. There are no affiliations between the Company and KPMG Peat Marwick LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG Peat Marwick LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG Peat Marwick LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG Peat Marwick LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                     PRINCIPAL SHAREHOLDERS

     On April 1, 1997, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company, except the following:

                  Name and Address        Shares Owned    Percent
Title of Class   of Beneficial Owner      Beneficially   of Class
-----------------------------------------------------------------
Common Stock     Beechmont Co., as Agent     394,400       6.03%
                 122 East 42nd Street
                 New York, NY  10168

Common Stock     Eugene W. Landy             849,224      13.00%
                 20 Tuxedo Road
                 Rumson, NJ  07760


 INFORMATION RESPECTING DIRECTORS, OFFICERS AND AFFILIATED ENTITY

     As of April 1, 1997, the Directors and Officers, individually and as a group, beneficially owned Common Stock as follows:

    Name of                 Shares Owned
Beneficial Owner          Beneficially (1)        Percent of Class
------------------------------------------------------------------

Robert Anderson               15,109                    0.23%
Ernest V. Bencivenga          17,471 (2)                0.27%
Anna T. Chew                  14,742 (3)                0.23%
Charles P. Kaempffer          57,998 (4)                0.89%
Eugene W. Landy              849,224 (5)               13.00%
Samuel A. Landy              240,951 (6)                3.69%
Richard H. Molke             323,970 (7)                4.96%
Eugene Rothenberg, M.D.       81,163 (8)                1.24%
Robert G. Sampson            130,589 (9)                1.99%
United Mobile Homes, Inc.
      401(k) Plan             26,665 (10)               0.41%
                            --------                   -----
Directors, Officers and
 Affiliated Entity as a
 Group                     1,757,882                   26.91%

(1)  Beneficial ownership, as defined herein, includes Common
     Stock as to which a person has or shares voting and/or investment power.

(2) Includes (a) 8,857 shares held by Mr. Bencivenga's wife; and (b) 1,812 shares held in Mr. Bencivenga's 401(k) Plan. Excludes 20,000 shares on which Mr. Bencivenga has an option to purchase pursuant to the Company's Stock Option Plan.

(3) Includes (a) 12,978 shares held jointly with Ms. Chew's husband, and (b) 1,764 shares held in Ms. Chew's 401(k) Plan. Excludes 40,000 shares on which Ms. Chew has an option to purchase pursuant to the Company's Stock Option Plan.

(4)  Includes (a) 2,000 shares held by Mr. Kaempffer's wife;
     and (b) 55,998 shares held in the Charles P. Kaempffer
     Defined Benefit Pension Plan of which Mr.  Kaempffer is
     Trustee with power to vote.

(5) Includes (a) 52,623 shares held by Mr. Landy's wife; (b) 172,607 shares held by Landy Investments, Ltd. for which Mr. Landy has power to vote; (c) 104,271 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; and (d) 50,094 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes (a) 204,843 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest, and (b) 75,000 shares on which Mr. Landy has an option to purchase pursuant to the Company's Stock Option Plan.

 (6) Includes (a) 23,339 shares held jointly with Mr. Landy's wife; (b) 13,378 shares in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote; and (c) 3,869 shares held in Mr. Landy's 401(k) Plan. Excludes 100,000 shares on which Mr. Landy has an option to purchase pursuant to the Company's Stock Option Plan.

 (7) Includes (a) 34,256 shares held by Mr. Molke's wife; (b) 125,000 shares in the Richard H. Molke Grantor Retained Annuity Trust dated December 21, 1992; and (c) 125,000 shares in the Louise G. Molke Grantor Retained Annuity Trust dated December 21, 1992.

 (8) Includes (a) 56,878 shares held by Rothenberg Investments,
     Ltd. in which Dr. Rothenberg has a beneficial interest;
     and (b) 20,173 shares held as Trustee for a Profit Sharing
     Plan of which Dr. Rothenberg has power to vote.

 (9) Includes (a) 32,400 shares held in the Estate of Helen
     Haskell Sampson; and (b) 48,492 shares held by Sampco Ltd.
     in which Mr.Sampson has a beneficial interest.

(10) Excludes shares held by Ernest V. Bencivenga, Samuel A. Landy and Anna T. Chew which have been included in their holdings as shown above. Samuel A. Landy, President and Director, and Anna T. Chew, Vice President and Director, are Co-Trustees of the Company's 401(k) Plan and share voting powers.

                     EXECUTIVE COMPENSATION

Summary Compensation Table.

      The following Summary Compensation Table shows compensation paid by the Company for services rendered during the 1996, 1995 and 1994 to the Chairman of the Board, President, and Vice President. There were no other executive officers whose aggregate cash compensation exceeded $100,000:

Name and                               Annual Compensation
Principal Position     Options   Year     Salary    Bonus    Other
---------------------------------------------------------------------
Eugene W. Landy           -      1996     None    None    $347,350(1)
Chairman of the Board   50,000   1995     None    None    $310,160(1)
                          -      1994     None    None    $361,842(1)

Samuel A. Landy         25,000   1996   $165,000  $10,846 $ 18,880(2)
President               25,000   1995   $150,000  $15,769 $ 16,674(2)
                        25,000   1994   $150,000  $ 7,769 $  9,513(2)

Anna T. Chew            10,000   1996   $  86,650 $10,333 $ 13,509(3)
Vice President  &       10,000   1995   $  76,650 $10,948 $ 11,428(3)
Chief Financial Officer 10,000   1994   $  73,000 $ 7,807 $  5,224(3)

(1) Represents base compensation of $150,000 in 1996, 1995 and 1994, and a bonus of $15,000 in 1996, as well as Directors' fees and legal fees. Includes an accrual of $160,000, $130,000 and $190,000 for 1996, 1995 and 1994, respectively, for pension and other benefits in accordance with Eugene W. Landy's employment contract.

(2) Represents Director's fees, fringe benefits and discretionary contributions by the Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

(3) Represents Directors' fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

Stock Option Plan

      The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended
December 31, 1996:


                                                      Potential Realized
                                                       Value at Assumed
                         % of Total  Price             Annual Rates for
                Options  Granted to   Per  Expiration    Option Term
    Name        Granted   Employees  Share    Date      5%        10%
------------------------------------------------------------------------
Samuel A. Landy 25,000      40%    $10.625   1/10/01  $41,475   $121,900
Anna T. Chew    10,000      16%    $10.75    6/27/01  $29,700   $ 65,630

    The following table sets forth for the executive officers named in the Summary Compensation Table information regarding stock options outstanding at December 31, 1996:


                                       Number of            Value of
                                      Unexercised          Unexercised
                                      Options at           Options at
                Shares     Value       Year-End             Year-End
   Name        Exercised  Realized Exercisable/Unexer. Excerisable/Unexer.
--------------------------------------------------------------------------

Eugene W. Landy    -0-      N/A     50,000  /  -0-    $156,250  /   -0-
Samuel A. Landy  50,000   $290,625  50,000  /  25,000 $134,375  / $18,750
Anna T. Chew       -0-      N/A     40,000  /  10,000 $188,750  / $ 6,250

Compensation of Directors

      Effective January 1, 1996, the Directors receive a fee of $1,000 for each Board meeting attended. Directors also receive a fixed annual fee of $7,600, payable $1,900 quarterly. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Employment Agreements

     Eugene W. Landy:

      On  December  14,  1993, the Company and  Eugene  W.  Landy
entered into an Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 plus bonuses and customary fringe benefits, including health insurance, participation in the Company's 401(k) Plan, stock options, five weeks' vacation and use of an automobile. In lieu of annual increases in base compensation, there will be additional bonuses voted by the Board of Directors.

      On severance of employment for any reason, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. If employment is terminated following a change in control of the Company, Mr. Landy will be entitled to severance pay only if actually severed either at the time of merger or subsequently.

      In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly.

      On retirement, Mr. Landy shall receive a pension of $50,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy's designated beneficiary shall receive $450,000, $100,000 thirty days after death and the balance one year after death.

      The  Employment  Agreement terminates  December  31,  1998.
Thereafter,  the  term  of  the  Employment  Agreement  shall  be
automatically  renewed  and  extended  for  successive   one-year
periods.

     Samuel A. Landy:

      Effective January 1, 1996, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Mr. Landy receives an annual base salary of $165,000 for 1996, $181,500 for 1997 and $199,650 for 1998 plus bonuses and customary fringe benefits. Bonuses shall be at the discretion of the Board of Directors and shall be based on certain guidelines. Mr. Landy will also receive four weeks' vacation, use of an automobile, and stock options for 25,000 shares in each year of the contract.

      The Company agrees to loan to Mr. Landy $100,000 at the Company's corporate borrowing rate with a five-year maturity and a fifteen-year principal amortization. Additional amounts, secured by Company stock, may be borrowed at the same terms for the exercise of stock options.

      On severance and disability, Mr. Landy is entitled to one year's pay.

     Anna T. Chew:

      Effective January 1, 1997, the Company and Anna T. Chew entered into a three-year Employment Agreement under which Ms. Chew receives an annual base salary of $100,000 for 1997, $110,000 for 1998 and $121,000 for 1999 plus bonuses and customary fringe benefits. On severance for any reason, Ms. Chew is entitled to one year's pay. In the event of disability, her salary shall continue for a period of two years.

     Report of Board of Directors on Executive Compensation

Overview and Philosophy

     The Company has a Compensation Committee consisting of three independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

     The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The  final  criteria in setting compensation is  comparable
wages  in  the  industry.   In  this regard,  the  REIT  industry
maintains excellent statistics.

Evaluation

      The Company had an excellent year. The stock price rose from 9-3/4 at December 31, 1995 to 11-3/8 at December 31, 1996. The Committee reviewed the progress made by Eugene W. Landy, Chairman of the Board, in reducing the Company's costs of funds. Eugene Landy was successful in bringing the Company's long-term debt from a variable rate of prime plus 1% to a fixed rate of 7.5%. Eugene Landy also completed the purchase of two additional communities during 1996. Eugene Landy is under an employment agreement with the Company. His base compensation under this contract is $150,000 per year. (The Summary Compensation Table shows an annual compensation to Eugene Landy of $150,000, a $15,000 bonus plus $22,350 in director's and other legal fees plus $160,000 accrual for pension and other benefits, for a total of $347,350 in 1996). The Committee granted Mr. Landy a bonus of $15,000 for 1995 which was paid during 1996.

      The Committee also reviewed the progress made by Samuel A. Landy, President. Net income and funds from operations increased by approximately 50% and 31%, respectively. Samuel Landy is under an employment agreement with the Company. His base compensation under this contract is $165,000 for 1996 and will increase to $181,500 for 1997. The Committee granted Samuel Landy a bonus of $4,500 for 1995 which was paid in 1996.

                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


                          1991   1992   1993   1994   1995   1996

United Mobile Homes, Inc. 100    156    253    277    389    479
NAREIT ALL REIT           100    112    133    134    159    215
S & P 500                 100    108    118    120    165    203

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Affiliated Partnerships

     Royal Green Ltd., a partnership in which Eugene W. Landy has a significant ownership interest, owns 30 homes located in Allentown Mobile Home Park in Memphis, Tennessee. The Company charges Royal Green Ltd. market rent on each occupied unit.

Transactions with Monmouth Real Estate Investment Corporation

     During 1996, The Company purchased 72,433 shares of Monmouth Real Estate Investment Corporation (MREIC) common stock at a cost of $415,587 primarily through its Dividend Reinvestment and Stock Purchase Plan. There are five Directors of the Company who are also Directors and shareholders of MREIC.

Transactions  with Monmouth Capital Corporation  and  The  Mobile
Home Store, Inc.

     During 1996, the Company purchased 18,195 shares of Monmouth Capital Corporation (MCC) common stock at a cost of $44,561 primarily through its Dividend Reinvestment and Stock Purchase Plan. Six Directors of the Company are also Directors and shareholders of MCC.

      The  Company  receives rental income from The  Mobile  Home
Store, Inc. (MHS), a wholly-owned subsidiary of MCC. MHS sells and finances the sales of manufactured homes.

      MHS pays the Company market rent on sites where MHS has a home for sale. Total site rental income from MHS amounted to $98,167, $40,623 and $5,572, respectively, for the years ended
December 31, 1996, 1995 and 1994.

     Effective April 1, 1995, the Company and MHS entered into an agreement whereby MHS leases space from the Company to be used as sales lots, at market rates, at most of the Company's communities. Total rental income relating to these leases amounted to $90,000 and $67,500 for the years ended December 31, 1996 and 1995, respectively.

      As a REIT, the Company cannot be in the business of selling manufactured homes for profit. During 1996, 1995 and 1994, the Company had approximately $64,000, $180,000 and $115,000, respectively, of rental homes that were sold to MHS at book value.

     During 1996 and 1995, the Company purchased 13 and 10 homes, respectively, totaling $298,025 and $196,952, respectively, to be used as rental homes from MHS at its cost.

Other Matters

     There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A.
Landy,  President  and Director, is the son of Eugene  W.  Landy,
Chairman of the Board of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current year.

      There is a potential loss of professional independence inherent in the attorney/director relationship. This may jeopardize the attorney's usefulness as a director and may compromise his effectiveness as a corporate attorney. It is not unusual for a corporation to have on its Board of Directors an attorney who also serves as outside counsel. The New Jersey

Supreme Court has ruled that this relationship is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                             GENERAL

      The Board of Directors knows of no other matters other than those stated in the Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1996 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to UNITED MOBILE HOMES, INC., Attention: Secretary, 125 Wyckoff Road, Eatontown, NJ 07724.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 1998 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1998 Proxy Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O. Box 335, Eatontown, New Jersey 07724 not later than December 1, 1997.

                              By Order of the Board of Directors



                                   /s/ Ernest V. Bencivenga
                                     ERNEST V. BENCIVENGA
                                          Secretary

Dated:   April 18, 1997


IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                       PROXY
                    UNITED MOBILE HOMES, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The  undersigned  hereby  appoints EUGENE  W.  LANDY,  ERNEST  V.
BENCIVENGA, and ROBERT G. SAMPSON, and each or any of them, proxies of the undersigned, with full power of substitution to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, May 29, 1997, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The  Board of Directors recommends a vote FOR items (1)  and  (2)
and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1)  Election of Directors - Nominees are:  Robert Anderson,
     Ernest V. Bencivenga, Anna T. Chew, Charles P. Kaempffer,
     Eugene W. Landy, Samuel A. Landy, Richard H. Molke, Eugene
     Rothenberg, M.D. and Robert G. Sampson.
     (Instruction:  To withhold authority to vote for any
     individual Nominee, write that person's name on the line below.)
     _________________________________________________________________

     FOR all Nominees                     WITHHOLD AUTHORITY
     except as Indicated /  /         to vote for listed Nominees  /  /

(2) Approval of the appointment of KPMG Peat Marwick LLP as Independent Auditors for the Company for the year ending December 31, 1997.

          FOR /  /            AGAINST  /  /       ABSTAIN /  /

(3) Such other business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged:

DATED:____________________________, 1997.    ______________________________
                                                   Signature
                                             ______________________________
                                                   Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.